Summary Prospectus
April 28, 2023

Baron Real Estate Income Fund®

Retail Shares : BRIFX

Institutional Shares : BRIIX

R6 Shares : BRIUX

Baron Select Funds®

BARON FUNDS 1987

The Securities and Exchange Commission ("SEC") has not approved or disapproved these shares or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.BaronFunds.com/prospectus. You can also get this information at no cost by calling 1-800-99BARON or by sending an email request to info@BaronFunds.com. The Fund's Prospectus and statement of additional information, dated 4/28/23, are incorporated by reference into this summary prospectus.

Baron Real Estate Income Fund

Investment Goal

The investment goal of Baron Real Estate Income Fund® (the “Fund”) is a combination of capital appreciation and current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Expense Reimburse ments	Total Annual Fund Operating Expenses After Expense Reimburse ments[1]
BARON REAL ESTATE INCOME FUND
Retail Shares	0.75%	0.25%	0.32%	1.32%	(0.27)%	1.05%
Institutional Shares	0.75%	0.00%	0.21%	0.96%	(0.16)%	0.80%
R6 Shares	0.75%	0.00%	0.22%	0.97%	(0.17)%	0.80%

[1]	BAMCO, Inc. (“BAMCO” or the “Adviser”) has agreed that, pursuant to a contract with an 11-year term terminating on August 29, 2033, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (portfolio transaction costs, interest, dividend, acquired fund fees and expenses and extraordinary expenses are not subject to the operating expense limitation) to 1.05% of average daily net assets of Retail Shares, 0.80% of average daily net assets of Institutional Shares, and 0.80% of average daily net assets of R6 Shares. Only the Board of Trustees of the Fund may terminate the expense reimbursement agreement prior to its termination date.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the expense reimbursement agreement described above. Although your

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actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON REAL ESTATE INCOME FUND
Retail Shares	$107	$334	$579	$1,283
Institutional Shares	$82	$255	$444	$990
R6 Shares	$82	$255	$444	$990

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shareholders. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2022, the Fund’s portfolio turnover rate was 185.25% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a non-diversified fund that under normal circumstances, invests at least 80% of its net assets in real estate income-producing securities and other real estate securities of any market capitalization, including common stocks and equity securities, debt and preferred securities, non-U.S. real estate income-producing securities, and any other real estate-related yield securities, however, investments in non-U.S. securities are limited to 35% of the Fund’s total assets at the time of purchase. The Fund may invest in debt securities that have a rating of, or equivalent to, at least “BBB” by S&P Global Ratings or “Baa” by Moody’s Investors Services, Inc., or if unrated, are judged by the Adviser to be of comparable quality. The Fund may invest up to 35% of its total assets in such securities. Some debt securities purchased by the Fund may have very long maturities. The length of time remaining until maturity is one factor that the Adviser considers in purchasing a particular debt security.

The Fund is likely to maintain a significant portion of its assets in real estate investment trusts (“REITs”). REITs pool money to invest in properties (“equity REITs”) or mortgages (“mortgage REITs”), and their revenue primarily consists of rent derived from owned, income producing real estate properties, and capital gains from the sale of such properties. The Fund generally invests in equity REITs.

The Adviser seeks to invest in businesses it believes have sustainable competitive advantages, exceptional management, opportunities for growth, and an attractive valuation.

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Principal Risks of Investing in the Fund

Real Estate Industry.  In addition to general market conditions, the value of the Fund will be affected by the strength of the real estate markets. Factors that could affect the value of the Fund’s holdings include the following: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from natural disasters and/or environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; and functional obsolescence and appeal of properties to tenants.

REIT.  REITs generally are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for favorable tax treatment under applicable tax law. Various factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Interest Rate.  The Fund is subject to greater interest rate risk when compared to other stocks funds due to the chance that periods of rising interest rates may cause REIT stock prices to decline and the overall cost of borrowing to increase.

Credit and Interest Rate.  The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality improves, the market value of the affected debt securities generally rises. Conversely, when interest rates rise or perceived credit quality weakens, the market value of the affected debt securities generally declines. Recently, the U.S. Federal Reserve has been raising interest rates from historically low levels. It may continue to raise interest rates. Any additional interest rate increases in the future could cause the value of the Fund’s holdings to decrease. The magnitude of these fluctuations will be greater when the maturity of the debt securities is longer.

Concentration.  The Fund’s strategy of concentrating in real estate income-producing and other real estate-related companies means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does

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not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Non-Diversified Portfolio.  The Fund is non-diversified, which means it may have a greater percentage of its assets in a single issuer than a diversified fund. Because of this, a non-diversified fund may invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the performance of a non-diversified fund versus a diversified fund. Thus, a non-diversified fund is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, because growth stocks tend to be sensitive to changes in their earnings and to increasing interest rates and inflation, they tend to be more volatile than other types of stocks. In response, from time to time, growth investing as an investment style may go out of favor with investors.

General Stock Market.  Fund losses may be incurred due to declines in one or more markets in which Fund investments are made. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). In addition, turbulence as has recently been experienced, caused, among other reasons, by increased inflation, tightening monetary policy and interest rate increases by the US Federal Reserve or similar international bodies, and reduced liquidity in financial markets may continue to negatively affect many issuers, which could have an adverse effect on your Fund investment. Events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market, such as Russia’s invasion of Ukraine in February 2022 and the world-wide response to it, have and may continue to adversely impact issuers and markets worldwide. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of

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global economic slowdown, which may impact your Fund investment. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

Non-U.S. Securities.  Investing in non-U.S. securities may involve additional risks to those inherent in investing in U.S. securities, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

Small- and Mid-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small- and mid-sized companies, but there also may be more risk. Securities of small- and mid-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and mid-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and mid-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and mid-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund (Retail Shares) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s annual returns for 1 and 5 years compared with that of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.BaronFunds.com/performance or by calling 1-800-99BARON (1-800-992-2766).

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Baron Real Estate Income Fund

Total Return (%) for the year ended December 31 (Retail Shares)

Best Quarter:	3/31/19: 17.86%
Worst Quarter:	6/30/22: (18.43)%

Annual Total Returns (for periods ended 12/31/22)

The following table shows the Fund’s Retail Shares’ annual returns and long-term performance (before and after taxes) and the change in value of broad-based market indexes over various periods ended December 31, 2022. The table also shows the average annual return of the Fund’s Institutional Shares and R6 Shares, but it does not show after-tax returns.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund’s shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

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Average Annual Total Returns for the periods ended December 31, 2022

	1 year	5 years	10 years	Since Inception
BARON REAL ESTATE INCOME FUND
Retail Shares (Inception date: 12-29-17)
Return before taxes	(27.61)%	6.70%	N/A	6.70%
Return after taxes on distributions	(28.00)%	6.21%	N/A	6.21%
Return after taxes on distributions and sale of Fund shares	(16.16)%	5.12%	N/A	5.12%
Institutional Shares (Inception date: 12-29-17)
Return before taxes	(27.43)%	6.91%	N/A	6.91%
R6 Shares (Inception date: 12-29-17)
Return before taxes	(27.41)%	6.89%	N/A	6.89%
MSCI US REIT Index (reflects no deduction for fees, expenses or taxes)	(25.37)%	2.48%	N/A	2.48%

The MSCI US REIT Index is an unmanaged, free float-adjusted market capitalization index that measures the equity market performance of all equity REITs in the US equity market, except for specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations.

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Jeffrey A. Kolitch has been the portfolio manager of the Fund since its inception on December 29, 2017. Mr. Kolitch has worked at the Adviser as an analyst since September of 2005.

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Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment
Retail Shares	$2,000	No Minimum	No Maximum

Baron Automatic Investment Plan	$500 (with subsequent minimum investments of $50 per month until your investment has reached $2,000.)	No Minimum	No Maximum

Baron Funds® website purchases	$2,000	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

Institutional Shares	$1,000,000 (Employees of the Adviser and its affiliates and Trustees of the Baron Funds® and employer sponsored retirement plans (qualified and nonqualified) are not subject to the eligibility requirements for Institutional Shares.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

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	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment

R6 Shares	$5,000,000 (There is no minimum initial investment for qualified retirement plans; however, the shares must be held through plan-level or omnibus accounts held on the books of the Fund.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com; or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a 90 day period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains reported as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you may be subject to federal income tax on withdrawals from tax-deferred arrangement at a later date.

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Financial Intermediary Compensation

If you purchase Retail or Institutional Shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, Baron Capital, Inc., the Fund’s distributor, BAMCO or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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APR23

SUMPROREINCOME 04/28/2023